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                                 EXHIBIT 10.3(b)

                          SECOND AMENDMENT TO AGREEMENT

                  This Second Amendment to Agreement (this "Second Amendment"), is made by and between Atrix Laboratories, Inc., a Delaware corporation ("Atrix") with its principal place of business at 2579 Midpoint Drive, Fort Collins, Colorado 80525-4417 and Block Drug Corporation, a New Jersey corporation ("Block") with its principal place of business at 105 Academy Street, Jersey City, New Jersey 07302-9988, as of this 31st day of July 1997, with respect to that certain Agreement dated as of December 16, 1996 (the "Agreement") between Atrix and Block, as amended by that certain First Amendment to Agreement dated as of June 10, 1997.

                  WHEREAS, the parties desire to further amend the Agreement on the terms and conditions set forth herein; and

                  WHEREAS, the Agreement was amended by that First Amendment dated as of June 10, 1997 to extend the time period for Block to elect whether or not to exercise the International Option.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Agreement as follows:

         1. Section 2.02 of the Agreement is hereby amended in its entirety to read as follows:

                  Section 2.02. International Option. Block shall have the option to acquire from Atrix an exclusive license in each country in Group I, II and III, on a country by country basis, to market, promote, advertise, distribute and commercialize Atridox(TM) upon the payment of the following option fees (the "Option Fees") on or before September 8, 1997:

                  (a) [**] per country for each Group I country;

                  (b) [**] per country for each Group II country; and

                  (c) [**] per country for each Group III country.

                  Failure by Block to exercise the option by payment of the Option Fees shall be deemed to be the termination of that part of the option for which the Option Fees were not paid.

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**       Confidential Treatment Requested by Atrix on March 23, 1999


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         2. All capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

         3. Except as expressly modified by the terms hereof, the terms and provisions of the Agreement shall remain in full force and effect as originally written.

         4. Signatures on this Second Amendment may be communicated by facsimile transmission and shall be binding upon the parties transmitting the same by facsimile transmission. Counterparts with original signatures shall be provided to the other party within five (5) days of the applicable facsimile transmission, provided, however, that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Second Amendment. If executed in counterparts, this Second Amendment will be as effective as if simultaneously executed.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

ATRIX LABORATORIES, INC.


By       /s/ Charles P. Cox
  -------------------------------------------------
         Charles P. Cox, Ph.D., M.B.A.
         Vice President of New Business Development


Dated July 31, 1997.

BLOCK DRUG CORPORATION


By:      /s/ Michael C. Alfano
  -------------------------------------------------
         Michael C. Alfano, Senior Vice
         President Research and Technology

Dated July 31, 1997.


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STATE OF COLORADO                   )
                                    ) ss.
COUNTY OF LARIMER                   )

     The above and foregoing was acknowledged before me by Charles P. Cox, Ph.D., M.B.A., Vice President of New Business Development of Atrix Laboratories, Inc. on the 31st day of July, 1997.

     Witness my hand and official seal.

                                  /s/ Joy N. Batley
                                  -------------------------
                                  Notary Public

My Commission expires:  September 6, 1999



STATE OF NEW JERSEY        )
                           ) ss.
COUNTY OF OCEAN            )

     The above and foregoing was acknowledged before me by Michael C. Alfano, Senior Vice President Research and Technology of Block Drug Corporation on the 4th day of August, 1997.

     Witness my hand and official seal.

                                  /s/ Leann Bruno
                                  -------------------------
                                  Notary Public

My Commission expires:  October 4, 1999